EXHIBIT 24



                      POWER OF ATTORNEY

                        EXHIBIT (24)



                      POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     That I, Cornelius A. Hofman, II, a legal resident of the City of Pocatello. State of Idaho, have made, constituted, and appointed, and by these presents do hereby make, constitute, and appoint Cletha A. Walstrand, a legal resident of the City of Salt Lake City, State of Utah, as my true and lawful Attorney-in-Fact for me and in my name, place, and stead, to do, execute, and perform all and every act or acts, thing or things, in law needful and necessary to be done in and about and in relation to the following Matter:

          S-B2 Registration Statement for Litigation Economics, Inc.



  GRANTING UNTO AND AUTHORIZING my said Attorney-in-Fact full power of every kind and character, as fully, and largely, and amply to all intents and purposes whatsoever, as necessary to be exercised in relation to the said Matter as I might or could do if acting personally.

  Further, I hereby grant unto my said attorney all of the maximum of powers as are allowed to fiduciaries by the applicable law of any jurisdiction.
  I specifically further include the power to substitute and delegate without limitation. Delegation may be accomplished by duly signed, dated, and notarized written instrument. All of said powers are cumulative and not exclusive, and failure to exercise forebearance in the exercise, or sporadic exercise of any such power, shall in no way constitute a waiver of such power nor a limitation of any kind on the ability of my Attorney-in-Fact (including delegatees thereof) to so exercise.

  This Power of Attorney shall not terminate upon my disability, incompetency, illness, or incapacity as principal.

  I hereby ratify and confirm all lawful acts and all acts undertaken in good faith by my said Attorney-in-Fact (including delegatees thereof) by virtue hereof, and no one dealing therewith shall have the duty nor the power to question the authority of my said Attorney-in-Fact (or delegatees thereof).

  This Power is irrevocable and may be cancelled only by express written and notarized agreement between myself and my said Attorney. In the event any portion hereof shall be found to be invalid or unlawful by operation of law or rule of court, then the same shall be considered severable but shall not invalidate the entire power nor any acts undertaken hereunder,

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  and this Power of Attorney shall continue in full force and effect as if the invalid portion had never been a part hereof as to the jurisdiction or jurisdictions in which such portion is found invalid or unlawful.
  WITNESS my signature and seal:


  __________________________________________________


  Date                   (Seal)

  State of Idaho
  Pocatello, Idaho

  The foregoing Power of Attorney was sworn to and acknowledged before me this [DATE], by [NAME]


  Notary Public
  (Notary Seal)


  My commission expires

                        EXHIBIT (24)

                      POWER OF ATTORNEY





  KNOW ALL MEN BY THESE PRESENTS:

     That I, Stacey A. Hofman, a legal resident of the City of Pocatello, State of Idaho, have made, constituted, and appointed, and by these presents do hereby make, constitute, and appoint Cletha A. Walstrand, a legal resident of the City of Salt Lake City, State of Utah, as my true and lawful Attorney-in-Fact for me and in my name, place, and stead, to do, execute, and perform all and every act or acts, thing or things, in law needful and necessary to be done in and about and in relation to the following Matter:

          S-B2 Registration Statement for Litigation Economics, Inc.

  GRANTING UNTO AND AUTHORIZING my said Attorney-in-Fact full power of every kind and character, as fully, and largely, and amply to all intents and purposes whatsoever, as necessary to be exercised in relation to the said Matter as I might or could do if acting personally.

     Further, I hereby grant unto my said attorney all of the maximum of powers as are allowed to fiduciaries by the applicable law of any jurisdiction. I specifically further include the power to substitute and delegate without limitation. Delegation may be accomplished by duly signed, dated, and notarized written instrument. All of said powers are cumulative and not exclusive, and failure to exercise forebearance in the exercise, or sporadic exercise of any such power, shall in no way constitute a waiver of such power nor a limitation of any kind on the ability of my Attorney-in-Fact (including delegatees thereof) to so exercise.

     This Power of Attorney shall not terminate upon my disability, incompetency, illness, or incapacity as principal.

     I hereby ratify and confirm all lawful acts and all acts undertaken in good faith by my said Attorney-in-Fact (including delegatees thereof) by virtue hereof, and no one dealing therewith shall have the duty nor the power to question the authority of my said Attorney-in-Fact (or delegatees thereof).

     This Power is irrevocable and may be cancelled only by express written and notarized agreement between myself and my said Attorney. In the event any portion hereof shall be found to be invalid or unlawful by operation of law or rule of court, then the same shall be considered severable but shall not invalidate the entire power nor any acts undertaken hereunder, and this Power of Attorney shall continue in full force and effect as if the invalid portion had never been a part hereof as to the jurisdiction or jurisdictions in which such portion is found invalid or unlawful.

  WITNESS my signature and seal:

  /S/ Stacey A. Hofman
  ______________________________________     (Seal)

              30            October
  Dated this _____ day of ______________, 1996


  STATE OF IDAHO         )
                         ss.
  COUNTY OF ___________  )

     The foregoing Power of Attorney was sworn to and acknowledged before me this ____ day of _________________, 1996, by Stacey A. Hofman.


  ____________________________________
  Notary Public                         (Notary Seal)

  My commission expires:

                         EXHIBIT (24)

                      POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     That I, Cornelius A. Hofman, a legal resident of the City of Pocatello, State of Idaho, have made, constituted, and appointed, and by these presents do hereby make, constitute, and appoint Cletha A. Walstrand, a legal resident of the City of Salt Lake City, State of Utah, as my true and lawful Attorney-in-Fact for me and in my name, place, and stead, to do, execute, and perform all and every act or acts, thing or things, in law needful and necessary to be done in and about and in relation to the following Matter:

          S-B2 Registration Statement for Litigation Economics, Inc.

  GRANTING UNTO AND AUTHORIZING my said Attorney-in-Fact full power of every kind and character, as fully, and largely, and amply to all intents and purposes whatsoever, as necessary to be exercised in relation to the said Matter as I might or could do if acting personally.

     Further, I hereby grant unto my said attorney all of the maximum of powers as are allowed to fiduciaries by the applicable law of any jurisdiction. I specifically further include the power to substitute and delegate without limitation. Delegation may be accomplished by duly signed, dated, and notarized written instrument. All of said powers are cumulative and not exclusive, and failure to exercise forebearance in the exercise, or sporadic exercise of any such power, shall in no way constitute a waiver of such power nor a limitation of any kind on the ability of my Attorney-in-Fact (including delegatees thereof) to so exercise.

     This Power of Attorney shall not terminate upon my disability, incompetency, illness, or incapacity as principal.

     I hereby ratify and confirm all lawful acts and all acts undertaken in good faith by my said Attorney-in-Fact (including delegatees thereof) by virtue hereof, and no one dealing therewith shall have the duty nor the power to question the authority of my said Attorney-in-Fact (or delegatees thereof).

     This Power is irrevocable and may be cancelled only by express written and notarized agreement between myself and my said Attorney. In the event any portion hereof shall be found to be invalid or unlawful by operation of law or rule of court, then the same shall be considered severable but shall not invalidate the entire power nor any acts undertaken hereunder, and this Power of Attorney shall continue in full force and effect as if the invalid portion had never been a part hereof as to the jurisdiction or jurisdictions in which such portion is found invalid or unlawful.

  WITNESS my signature and seal:

     /s/ C. A. Hofman
  ______________________________________     (Seal)

              30           October
  Dated this _____ day of ______________, 1996


  STATE OF IDAHO         )
                    ss.
  COUNTY OF ___________  )

     The foregoing Power of Attorney was sworn to and acknowledged before me this ____ day of _________________, 1996, by Cornelius A. Hofman.


  ____________________________________
  Notary Public                         (Notary Seal)

  My commission expires:

                         EXHIBIT (24)

                      POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS:

     That I, Edward B. Schow, a legal resident of the City of Idaho
  Falls, State of Idaho, have made, constituted, and appointed, and by these presents do hereby make, constitute, and appoint Cletha A. Walstrand, a legal resident of the City of Salt Lake City, State of Utah, as my true and lawful Attorney-in-Fact for me and in my name, place, and stead, to do, execute, and perform all and every act or acts, thing or things, in law needful and necessary to be done in and about and in relation to the following Matter:

          S-B2 Registration Statement for Litigation Economics, Inc.

  GRANTING UNTO AND AUTHORIZING my said Attorney-in-Fact full power of every kind and character, as fully, and largely, and amply to all intents and purposes whatsoever, as necessary to be exercised in relation to the said Matter as I might or could do if acting personally.

     Further, I hereby grant unto my said attorney all of the maximum of powers as are allowed to fiduciaries by the applicable law of any jurisdiction. I specifically further include the power to substitute and delegate without limitation. Delegation may be accomplished by duly signed, dated, and notarized written instrument. All of said powers are cumulative and not exclusive, and failure to exercise forebearance in the exercise, or sporadic exercise of any such power, shall in no way constitute a waiver of such power nor a limitation of any kind on the ability of my Attorney-in-Fact (including delegatees thereof) to so exercise.

     This Power of Attorney shall not terminate upon my disability, incompetency, illness, or incapacity as principal.

     I hereby ratify and confirm all lawful acts and all acts undertaken in good faith by my said Attorney-in-Fact (including delegatees thereof) by virtue hereof, and no one dealing therewith shall have the duty nor the power to question the authority of my said Attorney-in-Fact (or delegatees thereof).

     This Power is irrevocable and may be cancelled only by express written and notarized agreement between myself and my said Attorney. In the event any portion hereof shall be found to be invalid or unlawful by operation of law or rule of court, then the same shall be considered severable but shall not invalidate the entire power nor any acts undertaken hereunder, and this Power of Attorney shall continue in full force and effect as if the invalid portion had never been a part hereof as to the jurisdiction or jurisdictions in which such portion is found invalid or unlawful.

  WITNESS my signature and seal:

  /s/ Edward B. Schow
  ______________________________________     (Seal)

              31st         October
  Dated this _____ day of ______________, 1996


  STATE OF IDAHO         )
                         ss.
  COUNTY OF ___________  )

     The foregoing Power of Attorney was sworn to and acknowledged before me this ____ day of _________________, 1996, by Edward B. Schow.


  ____________________________________
  Notary Public                         (Notary Seal)

  My commission expires:




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